EXHIBIT 99.1

CIRCOR Reports Second-Quarter 2019 Financial Results

Burlington, MA - August 1, 2019

CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Energy and Aerospace & Defense markets, today announced financial results for the second quarter ended June 30, 2019.

Second-Quarter 2019 Highlights

•	Orders of $276 million and Revenue of $270 million

•	Orders in A&D grew 57% year-over-year

•	GAAP Operating Margin of 1.5%, down 120 bps year over year; 280 bps sequentially

•	GAAP Loss per Share of $(0.93)

•	$0.45 Adjusted Earnings per Share; $0.56 excluding Engineered Valves

•	Adjusted Operating Margin of 8.7%, up 50 bps year-over-year; 120 bps sequentially

•	Completed divestiture of non-core Engineered Valves in July

•	Adjusted Operating Margin of 10.0% excluding Engineered Valves

•	Industrial Segment Operating Margin of 13.5%, up 200 bps year-over-year; 380 bps sequentially

•	A&D Segment Operating Margin of 16.1%, up 390 bps year-over-year; 80 bps sequentially

“We reported solid second-quarter 2019 results driven by strong performance in our Industrial and Aerospace & Defense businesses,” said Scott Buckhout, President and Chief Executive Officer. “We reduced our debt by almost $60 million in the first half of 2019, underscoring our commitment to deleveraging. In July, we completed the divestiture of our loss-making upstream oil & gas engineered valve business, which is consistent with our strategy to exit non-core businesses and further simplify the Company.”

Mr. Buckhout continued, “As detailed in our June investor update presentation, we are executing on a detailed plan to deliver substantial earnings growth while deleveraging over the next 18 months. Our second-quarter results are right in line with that plan.

“Looking ahead to the second half of the year, we expect results to continue to improve as we benefit from higher volume, price increases and additional integration savings. We remain focused on enhancing shareholder value and we are confident that our plan will deliver significant value in the near- and long-term,” concluded Mr. Buckhout.

Execution of Our Strategic Plan and Evaluation of Value Creation Opportunities - Our Path Forward

The CIRCOR Board of Directors and management team have taken decisive actions over the past five years to transform the Company, and we continue to build on that transformation. CIRCOR has outlined a comprehensive 18-month plan to deliver substantial value to shareholders. We delivered on our plan in the second quarter, and we are confident in our previously provided outlook for the balance of 2019 and 2020. As we continue to build on our transformation and execute our strategic plan, the Company will evaluate a broad range of operational, financial, and strategic options that could potentially deliver value in excess of the strategic plan. These options include further portfolio simplification, capital allocation opportunities, and the sale of part or all of CIRCOR, among others. There can be no assurance that the Company will pursue any particular action or transaction; however, CIRCOR will assess all viable paths to enhancing shareholder value, including continuing to execute our strategic plan.

Third-Quarter 2019 Guidance
For the third quarter of 2019, CIRCOR expects revenue in the range of $250 million to $260 million, and GAAP loss per share in the range of $(2.15) to $(1.85), which reflects acquisition-related amortization expense of $(0.49) and other special and restructuring charges of $(2.18) to $(1.96), including an expected loss on the sale of the Engineered Valves business in the range of $(1.85) to $(1.65). Excluding the impact of amortization, special and restructuring (charges) gains, adjusted EPS is expected to be in the range of $0.52 to $0.60 per share. The revenue and adjusted EPS exclude the results from the Company’s Engineered Valves business, which was divested in July. Presentation slides that provide supporting information to this guidance and second-quarter results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET today, August 1, 2019.

1.
Orders and revenue excluding divested businesses are non-GAAP measures and are calculated by subtracting the orders and revenues generated by the divested businesses during the periods prior to their divestiture from the reported orders and revenues. Divested businesses include Reliability Services (Energy) and Delden (Industrial), which were sold before Q2 2019. No adjustment has been made for Engineered Valves which was sold in Q3 2019.

2.
Adjusted Consolidated and Segment Results for Q2 2019 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $19.5 million ($23.2 million, net of tax). These charges include: (i) $12.4 million charge for non-cash acquisition-related intangible amortization and depreciation expense; (ii ) $2.1 million of professional fees associated with an unsolicited tender offer to acquire all outstanding shares of the Company’s common stock; (iii) $1.3 million for restructuring-related inventory charges; (iv) $1.1 million loss associated with divested businesses; and (v) $2.6 million of other special and restructuring charges. Adjusted Consolidated and Segment Results for Q2 2018 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $16.6 million ($5.5 million, net of tax). These charges include: (i) $13.5 million charge for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values; (ii) $1.9 million charge related to restructuring activities, primarily severance, related to our Engineered Valves, Reliability Services and Germany-based Pumps business; and (iii) $1.2 million primarily related to the separation of the Fluid Handling business from Colfax Corporation and exiting a product line.

3.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET today, August 1, 2019. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth, pro forma combined amounts and pro forma organic growth (and such measures further excluding Engineered Valves) are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•
Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to June 30, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's third-quarter 2019 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, plans to reduce our outstanding debt and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divestiture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs; and any actions of stockholders or others in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
David F. Mullen
Senior Vice President Finance
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018
Net revenues	$269,607	$301,368	$540,002	$576,948
Cost of revenues	191,079	213,117	387,605	412,393
GROSS PROFIT	78,528	88,251	152,397	164,555
Selling, general and administrative expenses	69,408	77,999	139,380	155,237
Special and restructuring charges (recoveries), net	4,992	2,000	(2,823)	14,446
OPERATING INCOME (LOSS)	4,128	8,252	15,840	(5,128)
Other expense (income):
Interest expense, net	12,856	13,755	26,035	25,556
Other expense (income), net	81	(3,759)	(1,832)	(5,620)
TOTAL OTHER EXPENSE, NET	12,937	9,996	24,203	19,936
LOSS BEFORE INCOME TAXES	(8,809)	(1,744)	(8,363)	(25,064)
Provision for (benefit from) income taxes	9,711	(7,646)	14,790	(13,525)
NET (LOSS) INCOME	$(18,520)	$5,902	$(23,153)	$(11,539)
(Loss) earnings per common share:
Basic	$(0.93)	$0.30	$(1.16)	$(0.58)
Diluted	$(0.93)	$0.30	$(1.16)	$(0.58)
Weighted average number of common shares outstanding:
Basic	19,906	19,836	19,888	19,821
Diluted	19,906	20,005	19,888	19,821

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(UNAUDITED)

	Six Months Ended
OPERATING ACTIVITIES	June 30, 2019	July 1, 2018
Net loss	$(23,153)	$(11,539)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	12,173	14,491
Amortization	24,355	24,611
Bad debt expense	75	903
Loss on write down of inventory	6,620	4,076
Amortization of inventory fair value step-up	—	6,600
Compensation expense for share-based plans	3,132	2,866
Amortization of debt issuance costs	1,997	2,008
Loss on sale or write-down of property, plant and equipment	(826)	1,037
Gain on sale of business	(9,165)	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	13,570	13,163
Inventories	(15,048)	(14,824)
Prepaid expenses and other assets	(5,363)	(16,617)
Accounts payable, accrued expenses and other liabilities	(18,406)	(27,385)
Net cash used in operating activities	(10,039)	(610)
INVESTING ACTIVITIES
Additions to property, plant and equipment	(7,542)	(11,879)
Proceeds from the sale of property, plant and equipment	858	175
Proceeds from the sale of business, net	82,203	—
Business acquisition, working capital consideration adjustment	—	6,300
Net cash provided by (used in) investing activities	75,519	(5,404)
FINANCING ACTIVITIES
Proceeds from long-term debt	149,500	136,600
Payments of long-term debt	(208,300)	(105,511)
Proceeds from the exercise of stock options	106	440
Return of cash to Fluid Handling Seller	—	(61,201)
Net cash used in financing activities	(58,694)	(29,672)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	793	(5,785)
INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	7,579	(41,471)
Cash, cash equivalents, and restricted cash at beginning of period	69,525	112,293
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$77,104	$70,822

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(UNAUDITED)

	June 30, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$76,082	$68,517
Trade accounts receivable, less allowance for doubtful accounts of $4,695 and $6,735 at June 30, 2019 and December 31, 2018, respectively	166,623	183,552
Inventories	226,953	217,378
Prepaid expenses and other current assets	99,012	90,659
Assets held for sale	4,520	87,940
Total Current Assets	573,190	648,046
PROPERTY, PLANT AND EQUIPMENT, NET	194,932	201,799
OTHER ASSETS:
Goodwill	461,771	459,205
Intangibles, net	410,957	441,302
Deferred income taxes	31,548	28,462
Other assets	40,299	12,798
TOTAL ASSETS	$1,712,697	$1,791,612
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$118,648	$123,881
Accrued expenses and other current liabilities	107,445	107,312
Accrued compensation and benefits	30,314	33,878
Current portion of long-term debt	—	7,850
Liabilities held for sale	—	11,141
Total Current Liabilities	256,407	284,062
LONG-TERM DEBT	728,653	778,187
DEFERRED INCOME TAXES	38,232	33,932
PENSION LIABILITY, NET	149,204	150,623
OTHER NON-CURRENT LIABILITIES	45,302	15,815
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 19,900,885 and 19,845,205 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	212	212
Additional paid-in capital	444,109	440,890
Retained earnings	210,065	232,102
Common treasury stock, at cost (1,372,488 shares at June 30, 2019 and December 31, 2018)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(85,015)	(69,739)
Total Shareholders’ Equity	494,899	528,993
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,712,697	$1,791,612

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Six Months Ended
	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018
ORDERS (1)
Energy	$62.2	$113.2	$130.0	$242.9
Aerospace & Defense	93.4	59.4	181.5	119.2
Industrial	120.7	136.7	244.4	273.4
Total orders	$276.3	$309.3	$555.9	$635.5

BACKLOG (2)	June 30, 2019	July 1, 2018
Energy	$116.2	$217.7
Aerospace & Defense	235.0	152.1
Industrial	175.7	167.3
Total backlog	$526.9	$537.1

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies. Q2 2018 orders include $22.8 million, related to businesses divested prior to June 30, 2019 (Reliability Services and Delden).

Note 2: Backlog includes unshipped customer orders for which revenue has not been recognized. Backlog at Q2 2018 includes $29.0 million related to businesses divested prior to June 30, 2019 (Reliability Services and Delden).

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ORDERS
Energy	$129,762	$113,171	$110,987	$97,990	$451,910	$67,770	$62,239	$130,009
Aerospace & Defense	59,793	59,441	81,533	76,702	277,469	88,107	93,405	181,512
Industrial	136,607	136,746	114,876	121,886	510,115	123,746	120,660	244,406
Total	$326,162	$309,358	$307,396	$296,578	$1,239,494	$279,623	$276,304	$555,927

NET REVENUES
Energy	$99,972	$112,804	$121,023	$117,433	$451,232	$98,417	$85,591	$184,008
Aerospace & Defense	58,477	57,500	57,757	63,283	237,017	61,240	64,694	125,934
Industrial	117,131	131,064	118,734	120,647	487,576	110,738	119,322	230,060
Total	$275,580	$301,368	$297,514	$301,363	$1,175,825	$270,395	$269,607	$540,002

SEGMENT OPERATING INCOME
Energy	$5,696	$9,242	$9,163	$9,396	$33,497	$6,783	$3,498	$10,281
Aerospace & Defense	8,931	6,992	8,709	11,415	36,047	9,374	10,443	19,817
Industrial	12,948	15,037	14,609	14,746	57,340	10,786	16,138	26,924
Corporate expenses	(7,802)	(6,448)	(8,034)	(8,015)	(30,299)	(6,703)	(6,493)	(13,196)
CIRCOR Adjusted Operating Income	$19,773	$24,823	$24,447	$27,542	$96,585	$20,240	$23,586	$43,826

SEGMENT OPERATING MARGIN %
Energy	5.7%	8.2%	7.6%	8.0%	7.4%	6.9%	4.1%	5.6%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	15.7%
Industrial	11.1%	11.5%	12.3%	12.2%	11.8%	9.7%	13.5%	11.7%
CIRCOR Adjusted Operating Margin	7.2%	8.2%	8.2%	9.1%	8.2%	7.5%	8.7%	8.1%
SEGMENT OPERATING MARGIN % EXCLUDING DIVESTITURES
Energy	6.7%	7.5%	6.0%	7.8%	7.0%	7.1%	4.1%	5.7%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	15.7%
Industrial	11.4%	11.9%	12.8%	12.7%	12.2%	9.7%	13.5%	11.7%
CIRCOR Adjusted Operating Margin Excluding Divestitures (1)	7.7%	8.2%	7.9%	9.3%	8.3%	7.6%	8.7%	10.6%
(1) Divestitures are Reliability Services (Energy) sold in January 2019 and Delden (Industrial) sold in October 2018. The table above does not reflect the removal of the Engineered Valves business sold in July 2019.

CIRCOR INTERNATIONAL INC.
SUPPLEMENTAL INFORMATION REGARDING DIVESTED BUSINESSES
(in thousands)
UNAUDITED

	2018					2019
DIVESTED BUSINESSES (1)	1st QTR	2nd QTR	3rd QTR	4th QTR	Total	1st QTR	2nd QTR	Total

ORDERS
Energy	$16,891	$18,389	$19,145	$15,451	$69,875	$4,104	$—	$4,104
Industrial	4,848	4,484	2,302	4,796	16,430	—	—	—
CIRCOR	$21,738	$22,873	$21,446	$20,247	$86,305	$4,104	$—	$4,104

NET REVENUES
Energy	$14,731	$17,419	$16,579	$16,885	$65,613	$3,106	$—	$3,106
Industrial	3,897	1,499	2,070	3,846	11,312	—	—	—
CIRCOR	$18,628	$18,918	$18,649	$20,731	$76,925	$3,106	$—	$3,106

SEGMENT OPERATING INCOME
Energy	$8	$2,085	$2,905	$1,597	$6,596	$—	$—	$—
Industrial	79	(427)	(371)	(78)	(798)	—	—	—
CIRCOR	$87	$1,658	$2,534	$1,519	$5,798	$—	$—	$—
(1) Divested businesses include Reliability Services (Energy) sold in January 2019 and Delden (Industrial) sold in October 2018.

ENGINEERED VALVES
The table above does not include the results of the Engineered Valves business in the Energy segment which was sold in July 2019. Its results are:

	2018					2019
	1st QTR	2nd QTR	3rd QTR	4th QTR	Total	1st QTR	2nd QTR	Total
Orders	$20,489	$21,889	$4,695	$11,324	$58,397	$7,257	$9,218	$16,475
Net Revenues	9,600	8,674	17,491	14,633	50,398	14,331	8,304	22,635
Segment Operating Income	(1,512)	(3,314)	(1,996)	(1,767)	(8,589)	(1,569)	(2,456)	(4,025)

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(145)	$(465)	$24,073	$30,531	$53,994	$(22,378)	$12,339	$(10,039)
LESS:
Capital expenditures, net of sale proceeds	8,141	3,563	5,119	6,534	23,357	3,689	2,995	6,684
FREE CASH FLOW	$(8,286)	$(4,028)	$18,954	$23,997	$30,637	$(26,067)	$9,344	$(16,723)

GROSS DEBT	$823,665	$827,629	$831,613	$807,050	$807,050	$753,950	$748,250	$748,250
LESS: Cash & cash equivalents	123,305	69,030	71,334	68,517	68,517	73,619	76,082	76,082
GROSS DEBT, NET OF CASH	$700,360	$758,599	$760,279	$738,533	$738,533	$680,331	$672,168	$672,168

TOTAL SHAREHOLDERS' EQUITY	$592,096	$573,992	$574,171	$528,993	$528,993	$516,177	$494,899	$494,899

GROSS DEBT AS % OF EQUITY	139%	144%	145%	153%	153%	146%	151%	151%
GROSS DEBT, NET OF CASH AS % OF EQUITY	118%	132%	132%	140%	140%	132%	136%	136%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,385)	$(4,633)	$(18,520)	$(23,153)
LESS:
Restructuring related inventory charges	473	1,067	—	862	2,402	3,143	2,112	5,255
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—
Restructuring charges, net	9,615	844	1,348	945	12,752	863	1,527	2,390
Acquisition amortization	11,797	11,767	11,733	12,013	47,310	12,078	11,247	23,325
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,122	1,107	2,229
Special charges (recoveries), net	2,831	1,156	1,408	5,692	11,087	(8,678)	3,465	(5,213)
Income tax impact	(7,687)	(11,056)	967	12,124	(5,652)	3,751	8,164	11,915
ADJUSTED NET INCOME	$8,025	$11,415	$10,357	$12,366	$42,163	$7,645	$9,102	$16,748

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$(0.88)	$0.30	$(0.34)	$(1.05)	$(1.99)	$(0.23)	$(0.93)	$(1.16)
LESS:
Restructuring related inventory charges	0.02	0.05	—	0.04	0.12	0.16	0.11	0.26
Amortization of inventory step-up	0.33	—	—	—	0.33	—	—	—
Restructuring charges, net	0.49	0.04	0.07	0.05	0.64	0.04	0.08	0.12
Acquisition amortization	0.60	0.59	0.59	0.60	2.37	0.60	0.57	1.17
Acquisition depreciation	0.09	0.09	0.09	0.09	0.35	0.06	0.06	0.11
Special charges (recoveries), net	0.14	0.06	0.07	0.29	0.55	(0.43)	0.17	(0.26)
Income tax impact	(0.39)	(0.55)	0.05	0.61	(0.28)	0.19	0.39	0.60
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.40	$0.57	$0.52	$0.62	$2.11	$0.38	$0.45	$0.84

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,385)	$(4,633)	$(18,520)	$(23,153)
LESS:
Interest expense, net	(11,801)	(13,755)	(14,100)	(13,257)	(52,913)	(13,179)	(12,856)	(26,035)
Depreciation	(7,334)	(7,157)	(7,065)	(7,198)	(28,754)	(5,944)	(6,229)	(12,173)
Amortization	(12,329)	(12,282)	(12,234)	(12,410)	(49,255)	(12,836)	(11,519)	(24,355)
Benefit from (provision for) income taxes	5,879	7,646	(2,537)	(14,278)	(3,290)	(5,079)	(9,711)	(14,790)
EBITDA	$8,144	$31,450	$29,095	$26,138	$94,827	$32,405	$21,795	$54,200
LESS:
Restructuring related inventory charges	(473)	(1,067)	—	(862)	(2,402)	(3,143)	(2,112)	(5,255)
Amortization of inventory step-up	(6,600)	—	—	—	(6,600)	—	—	—
Restructuring charges, net	(9,615)	(844)	(1,348)	(945)	(12,752)	(863)	(1,527)	(2,390)
Special (charges) recoveries, net	(2,831)	(1,156)	(1,408)	(5,692)	(11,087)	8,678	(3,465)	5,213
ADJUSTED EBITDA	$27,663	$34,517	$31,851	$33,637	$127,668	$27,733	$28,899	$56,632

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$(13,380)	$8,252	$8,216	$6,296	$9,384	$11,712	$4,128	$15,840
LESS:
Restructuring related inventory charges	473	1,067	—	862	2,402	3,143	2,112	5,255
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—
Restructuring charges, net	9,615	844	1,348	945	12,752	863	1,527	2,390
Acquisition amortization	11,797	11,767	11,733	12,013	47,310	12,078	11,247	23,325
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,122	1,107	2,229
Special charges (recoveries), net	2,831	1,156	1,408	5,692	11,087	(8,678)	3,465	(5,213)
ADJUSTED OPERATING INCOME	$19,773	$24,821	$24,447	$27,543	$96,584	$20,240	$23,586	$43,826

GAAP OPERATING MARGIN	(4.9)%	2.7%	2.8%	2.1%	0.8%	4.3%	1.5%	2.9%
LESS:
Restructuring related inventory charges	0.2%	0.4%	—%	0.3%	0.2%	1.2%	0.8%	1.0%
Amortization of inventory step-up	2.4%	—%	—%	—%	0.6%	—%	—%	—%
Restructuring charges, net	3.5%	0.3%	0.5%	0.3%	1.1%	0.3%	0.6%	0.4%
Acquisition amortization	4.3%	3.9%	3.9%	4.0%	4.0%	4.5%	4.2%	4.3%
Acquisition depreciation	0.7%	0.6%	0.6%	0.6%	0.6%	0.4%	0.4%	0.4%
Special charges (recoveries), net	1.0%	0.4%	0.5%	1.9%	0.9%	(3.2)%	1.3%	(1.0)%
ADJUSTED OPERATING MARGIN	7.2%	8.2%	8.2%	9.1%	8.2%	7.5%	8.7%	8.0%
Impact of Divestitures (1)	0.5%	—%	(0.3)%	0.2%	0.1%	0.1%	—%	0.1%
ADJUSTED OPERATING MARGIN EXCLUDING DIVESTITURES (1)	7.7%	8.2%	7.9%	9.3%	8.3%	7.6%	8.7%	8.1%
(1) Divestitures are Reliability Services (Energy) sold in January 2019 and Delden (Industrial) sold in October 2018. The above table does not reflect the removal of Engineered Valves business sold in July 2019.

CIRCOR INTERNATIONAL, INC.
Q2 2019 Organic Growth Calculations
(in millions, except percentages)
UNAUDITED

	Industrial		Energy		Aerospace & Defense		CIRCOR
ORDERS	$	%	$	%	$	%	$	%

Q2 2018	$136.7		$113.2		$59.4		$309.4
Divestitures (1)	(4.5)		(18.4)		—		(22.9)
Q1 2018 Excluding Divestitures	132.3		94.8		59.4		286.5

Organic	(6.9)	-5%	(31.4)	-33%	35.0	59%	(3.3)	-1%
FX	(4.7)	-4%	(1.2)	-1%	(1.0)	-2%	(6.9)	-2%
Total Change Excluding Divestitures	(11.6)	-9%	(32.5)	-34%	34.0	57%	(10.2)	-4%

Q2 2019	$120.7		$62.2		$93.4		$276.3

	Industrial		Energy		Aerospace & Defense		CIRCOR
NET REVENUE	$	%	$	%	$	%	$	%

Q2 2018	$131.1		$112.8		$57.5		$301.4
Divestitures (1)	(1.5)		(17.4)		—		(18.9)
2018 Excluding Divestitures	129.6		95.4		57.5		282.5

Organic	(5.4)	-4%	(8.7)	-9%	8.2	14%	(6.0)	-2%
FX	(4.8)	-4%	(1.1)	-1%	(1.0)	-2%	(6.9)	-2%
Total Change Excluding Divestitures	(10.2)	-8%	(9.8)	-10%	7.2	12%	(12.8)	-4%

Q2 2019	$119.3		$85.6		$64.7		$269.6

(1) Divestitures include businesses sold prior to the end of Q2 2019 which are Reliability Services (Energy) and Delden (Industrial). Engineered Valves, which was sold in July 2019 is not reflected above as a divestiture.

Numbers may not add due to rounding.